UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2013

NeuStar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21575 Ridgetop Circle Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)

(571) 434-5400

(Registrant’s telephone number, including area code.)

N/A

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

As previously reported, on January 22, 2013, NeuStar, Inc. (the “Company” or “Neustar”) issued $300 million aggregate principal amount of 4.50% Senior Notes due 2023 (the “Notes”), which are guaranteed on a senior unsecured basis by certain of the Company’s domestic subsidiaries (the “Subsidiary Guarantors”). In connection with the issuance of the Notes, the Company and the Subsidiary Guarantors agreed to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) with respect to an offer to exchange the Notes and related guarantees for registered notes and guarantees with substantially identical terms.

In connection with the Registration Statement, the Company is filing this Current Report on Form 8-K for the purpose of including certain condensed consolidating financial information required by Rule 3-10 of Regulation S-X. To provide this information, the Company is (i) amending Item 8 of Part II (Financial Statements and Supplementary Data) of its Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”) to include Note 20; and (ii) amending Item 1 of Part I (Financial Statements) of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 (the “March 2013 Form 10-Q”) to include Note 13.

As this Current Report on Form 8-K is being filed only for the purpose described above, and only affects the Items specified above, the other information in the Company’s 2012 Form 10-K and March 2013 Form 10-Q remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Company’s 2012 Form 10-K or March 2013 Form 10-Q except as described above. This Current Report on Form 8-K does not reflect events occurring after the filing of the Company’s 2012 Form 10-K or March 2013 Form 10-Q or modify or update any related disclosures. Information in the Company’s 2012 Form 10-K and March 2013 Form 10-Q not affected by this Current Report on Form 8-K is unchanged and reflects the disclosures made at the time of the filings. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Company’s 2012 Form 10-K and March 2013 Form 10-Q and the Company’s other filings made with the SEC subsequent to the filings of the original reports.

Item 9.01.	Financial Statements and Exhibits

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit Index

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.

99.1	Item 8 of Part II to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 revised only to reflect certain condensed consolidating financial information of subsidiary guarantors and non-guarantors.

99.2	Item 1 of Part I to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 revised only to reflect certain condensed consolidating financial information of subsidiary guarantors and non-guarantors.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema.

101.CAL	XBRL Taxonomy Extension Calculation.

101.DEF	XBRL Taxonomy Extension Definition.

101.LAB	XBRL Taxonomy Extension Label.

101.PRE	XBRL Taxonomy Extension Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NeuStar, Inc.
Date: June 21, 2013	By:	/s/ Paul S Lalljie
Paul S Lalljie Senior Vice President and Chief Financial Officer (Principal Accounting Officer)

Exhibit Index

Exhibit Number	Description

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm.

99.1	Item 8 of Part II to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 revised only to reflect certain condensed consolidating financial information of subsidiary guarantors and non-guarantors.

99.2	Item 1 of Part I to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 revised only to reflect certain condensed consolidating financial information of subsidiary guarantors and non-guarantors.

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema.

101.CAL	XBRL Taxonomy Extension Calculation.

101.DEF	XBRL Taxonomy Extension Definition.

101.LAB	XBRL Taxonomy Extension Label.

101.PRE	XBRL Taxonomy Extension Presentation.